Exhibit 99.1

Altisource Today May 2012
This presentation contains forward-looking statements. These statements may be identified by words such as "anticipate," "intend," "expect," "may," "could," "should," "would," "plan," "estimate," "seek," "believe" and similar expressions. We caution that forward-looking statements are qualified to certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. Factors which could cause actual results to differ materially from these forward-looking statements may include, without limitation, general economic conditions, conditions in the markets in which Altisource(tm) is engaged, behavior of customers, suppliers and/or competitors, technological developments and regulatory rules. In addition, financial risks such as currency movements, liquidity and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive. Altisource(tm) disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking Statements

Overview

Altisource™

Altisource is a provider of services focused on high-value, technology-enabled, knowledge-based solutions principally related to real estate and mortgage portfolio management, asset recovery and customer relationship management.



HIGH-VALUE SERVICES
TECHNOLOGY ENABLED
KNOWLEDGE BASED
global delivery model
proprietary, patented technology
behavioral sciences and econometrics
process expertise

William C. Erbey, Chairman

William B. Shepro, Chief Executive Officer

Separated from Ocwen® on August 10, 2009

Current Market Capitalization ~$1.5 billion*

~6,400 Employees

Performance Since Separation	
CAGR Market Capitalization*	93%
CAGR Diluted Earnings Per Share**	52%
CAGR Service Revenue**	38%

* As of or through April 30, 2012
** Through March 31, 2012

Thinking Ahead. Delivering Today.®

© 2012 Altisource. All rights reserved.

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Key Takeaways Strong revenue growth visibility Operating margin expansion Attractive growth opportunities Strong cash generation
Strong Revenue Growth Visibility Long-term (8 year) service agreements with Ocwen(r) Long runway for elevated default and REO oriented service referrals Ocwen's track record of growing servicing business over an extended period of time Litton portfolio acquisition completed in September 2011 Saxon/Morgan Stanley portfolio acquisition completed April 2012 Chase portfolio acquisition completed April 2012 Additionally, Altisource's geographic and service expansion has allowed faster revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth revenue growth
Operating Margin Expansion Enabling operating margin improvement over full year 2011: Accelerated Service Revenue growth of Mortgage Services relative to the other segments Reduced employee and vendor costs through deployment of next generation vendor management and business process management technologies Improved Financial Services performance Constraints to margin improvement: Development of new services (e.g., Rental, Insurance Services, Origination Services) which tend to have lower margins particularly as they scale-up Hiring employees and building infrastructure in advance of expected new business
Attractive Growth Opportunities Build Foundation Consistent, high- quality delivery leading to enhanced customer satisfaction Sustainable long-term growth leading to shareholder value creation People Technology Infrastructure Finance / Human Resources / Law / Quality Assurance / Vendor Management Metrics ? Basic Operating Principles ? Training Improve Operating Efficiency Diversify Revenue and Customer Base Service Development
Attractive Growth Opportunities The market verticals in which we operate present significant opportunity for long-term growth. We believe success is a function of selective deployment of resources and execution.
. Attractive Growth Opportunities - Correspondent One Altisource Correspondent One Members of Lenders One Purchases closed loans from mortgage bankers Sells loans The Cooperative provides its members with education and training along with revenue enhancing, cost reducing and market share expanding opportunities. Owns 49% Mortgage Partnership of America Owns 100% Manages Lenders One Cooperative
Targeting to acquire $500 million to $1 billion of closed conventional loans from Lenders One members in 2012 Purchased $6 million of loans from the 3 pilot participants in the 1st quarter of 2012; pilot phase now complete Expanding the number of Lenders One members approved to sell loans to Correspondent One (20 at April 30, 2012) Application submitted to sell acquired loans to a GSE Altisource retained to provide loan fulfillment services (e.g., loan reviews and funding reviews) on Correspondent One's loans Attractive Growth Opportunities - Correspondent One
. Attractive Growth Opportunities - Residential Asset Business Million Multi-Family Units Million Single-Family Units $3 trillion Single family residential rental market estimated at $3 trillion with estimated conversion to rental of 4 million additional units by 2015 More than $3 billion of capital has been committed year to date by large financial investors for acquisition of REO to be converted and managed as rental property Large investors expected to drive most significant growth in market 1 Source: CoreLogic MarketPulse Report 4/12 2 Source: CoreLogic MarketPulse Report 4/12, Morgan Stanley Research - February 2012, Internal estimates of investor size
Attractive Growth Opportunities - Rental Asset Business: Operating Model Competitive Advantages Robust technology to automate leasing and property management activities for speed, cost, accuracy and compliance Centralized offshore resources Standardized controlled processes Knowledge management and ongoing training for consistent execution Low cost centralized processing and control Leveraged local execution Well-managed vendor network Local license-required activities supported by enabling technology and processes Best-in class local execution for renovations, mainte- nance and in- person marketing activities Standardized monitored processes to maintain control and compliance Standardized processes and technology automation for efficient workflow Rigorous process controls and transparency to reduce fraud and compliance risk Robust vendor management to reduce cost of outside goods and services "Voice of the customer" feedback loop to drive continuous improvement
Attractive Growth Opportunities - Residential Asset Business Altisource Residential GP, LLC, a Delaware LLC Altisource Asset Management Corporation, a U.S.V.I. corporation Altisource Residential L.P. Altisource Residential Institutional Investor, LLC, a Delaware LLC (taxed as a corporation) The following is an illustrative depiction of the planned residential asset business:* Public Public Public Equity investor in L.P. * Structure is preliminary and subject to change Altisource Construction management, property management and brokerage services
An on-line solution for buying and selling real estate and related services in an automated, integrated and transparent fashion: The market is immense - the 2012 forecast for home sales in the United States is approximately $780 billion We estimate these sales will generate over $40 billion in brokerage commissions Fees from other related services are also sizable There has been a shift in consumer behavior and attitudes toward on- line transacting for homes In the first quarter of 2012, we estimate that we sold over 4% of REO and nearly 1% of all homes in the United States. Attractive Growth Opportunities - Consumer Real Estate Portal
Attractive Growth Opportunities - Consumer Real Estate Portal 200 thousand+ registered prospective buyers 1 million+ monthly visitors 9 million+ detailed property views per month 260 detailed views per property per month 8+ average offers per property Unmatched repository of insights and data MLS Marketing Scale and Excellence Drives Results Our multi-channel marketing strategy leverages leading 3rd party providers as well as our online sales portal to maximize exposure for REO assets. Relevant Buyers Property Details Search Engine Optimization and Marketing drives significant traffic directly to our online portal.
Strong Cash Generation Altisource has limited capital requirements, no debt and a low cost operating model. First quarter cash flow of each year is impacted by annual bonus payments. We look to deploy cash through: Planned 2012 investment in Residential Asset business Capital Expenditures - $16.2 million during the 1st quarter of 2012 Current estimate for 2012 ~$35 - $45 million Share repurchases Have repurchased over 2.5 million shares since start of program through March 2012 Shareholder approval obtained in May 2012 to repurchase up to 15% of outstanding shares
Key Takeaways Strong revenue growth visibility Operating margin expansion Attractive growth opportunities Strong cash generation
About Altisource(tm) We are a provider of services focused on high-value, technology-enabled, knowledge-based solutions principally related to real estate and mortgage portfolio management, asset recovery and customer relationship management. Contact Information All Investor Relations inquiries should be sent to: shareholders@altisource.lu Quiet Period Policy We follow a strict quiet period policy. As such, we will not respond to any inquiries from investors from the 15th day of the last month in a quarter till the release of our earnings. Investor Relations Information Exchange NASDAQ Global Select Ticker ASPS Headquarters Luxembourg Employees More than 6,300
Appendices What We Do (slides 20 - 22) Service Revenue per Loan (slides 23 - 24) Stock Repurchase Program (slide 25)
What We Do - Mortgage and Real Estate Services ORIGINATION Valuation Property Preservation and Inspection Mortgage Component Services DEFAULT MANAGEMEN T Valuation Field Services Title Insurance Settlement Services Rental Property Management Pricing / Marketing Strategy Eviction Management ASSET MANAGEMEN T Valuation Property Preservation and Inspection Title Search Services Foreclosure Trustee Services Default Processing Services Deed-in-lieu and Short Sales LOSS MITIGATION Valuation Loan Processing and Fulfillment Due Diligence and Forensics Settlement Services Mortgage Banking Cooperative Services Across the Mortgage and Real Estate Life Cycle Real Estate Brokerage Online Marketing and Sales Auction REO Sales Short Sales Note Sales SALES
What We Do - Customer Relationship & Receivable Management Altisource's subsidiary, Nationwide Credit(r), leverages a combination of behavioral sciences and a proprietary dialogue engine to help clients streamline processes, grow their customer base and improve their margins. Customer Relationship Management Services Pre-Charge Off Collections Services Post-Charge Off Collections Services Transaction Delinquenc y Charge Off Customer Interface Account Resolution Recovery Management Capabilities: Inbound & Outbound Customer Service Calls Account Setup & Processing Billing Inquiry, Dispute Resolution & Escalation Back Office Services Data Entry Document Verification Validation Exception Processing Quality Assurance Capabilities: First Party Solutions Third Party Solutions Automated Contact Solutions Multi-Lingual Capabilities : Third Party Solutions Primary Secondary Tertiary Optimal Resolution Modeling Pre-legal and Legal Services Bankruptcy Multi-Lingual Mortgages (deficiencies and charge-offs) Account Life Cycle

What We Do –
Technology Platform Strategy

Altisource



Business Process Management (BPM) Framework
1
Valuation
Attorney Case Mgt
Property Preservation
Foreclosure
Title
Eviction
Bankruptcy
Asset Mgt
REALServicing©
Mortgage Industry Applications
Temp Staffing Industry Apps
Healthcare Industry Apps
Insurance Industry Apps
Transaction Services
2
REALTrans©
3
REALRemit©
4
REALDoc™
5
REALAnalytics™
6
REALFoundation™
7
SaaS Infrastructure Service

1. BPM Framework layer provides Business Rules, Workflow and Task Management design tools that can be configured to model and automate specific industry processes.
2. REALTrans© provides a platform for managing the ordering, assignment and fulfillment of transactions across a large distributed network of vendors, agnostic of industry.
3. REALRemit© provides a platform for managing electronic invoicing, approval and payment across large transaction volumes and vendor populations.
4. REALDoc™ provides a platform for managing the full document lifecycle including inbound processing (extraction / attribution), outbound generation (template / dispatch) and storage and retention management.
5. REALAnalytics™ delivers analytical models as a service, allowing upstream applications to utilize advanced decisioning in real-time.
6. REALFoundation™ provides an application development framework of common components for all Altisource applications (security, user interface, monitoring and reporting).
7. Multi-tenant private / public cloud infrastructure provides a highly scalable, fault-tolerant hosting and management environment for all clients.

Thinking Ahead. Delivering Today.®

© 2012 Altisource. All rights reserved.

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Service Revenue per Loan Serviced by Ocwen(r) Notes: Service Revenue per loan is measured for the quarter. Average loans serviced for Q1'12 is provisional and subject to change. Revenue from Ocwen is derived through a variety of services with different revenue recognition practices. Factors that impact revenue generation include loan status (e.g., delinquency rates), mix of services delivered, type of loan (e.g., agency, non-agency), geographical coverage and timing of when loans are boarded.
Service Revenue per Loan per Quarter Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Mortgage Services Revenue from Related Parties ($ 000s) 24,762 31,222 34,765 44,906 45,286 49,411 58,370 70,117 76,085 Less: Reimbursable Revenue Included Above 7,897 10,371 12,565 13,733 15,068 18,689 21,464 24,786 28,256 Service Revenue from Related Parties 16,865 20,851 22,200 31,173 30,217 30,723 36,906 45,331 47,829 Average Number of Loans Serviced by Ocwen 349,901 368,390 401,454 487,079 470,362 462,343 516,214 664,203 661,198 Service Revenue Per Loan Per Quarter ($) 48 57 55 64 64 66 72 68 72
Since August 2009 Stock Repurchase Program Net share impact Option grants - Executive Management* - 560,000 Other option grants, net of forfeitures* - 269,503 Stock option grants, net of forfeitures - 24,253 Stock repurchases 2,283,843 (2,283,843) As of December 31, 2011 2,283,843 (1,430,087) Stock option grants, net of forfeitures - 9,405 Stock repurchases 260,000 (260,000) As of March 31, 2012 2,543,843 (1,680,682) Stock Repurchase Program * Includes share grants and forfeitures since August 19, 2009 through December 2010. 75% of stock option grants are market based options that vest only if the stock price realizes a compounded annual gain of at least 20% (ordinary) or 25% (extraordinary) over the exercise price, so long as the stock price is at least double (ordinary) or triple (extraordinary) the exercise price. For additional information see our Form 10-K. In May 2012, we were authorized to purchase up to an additional 15% of our outstanding common stock in the open market .